As filed with the Securities and Exchange Commission on June 23, 1998.

                                            Registration No. 333-
==========================================================================

                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                    ________________________
                            FORM S-8
                     REGISTRATION STATEMENT
                             UNDER
                   THE SECURITIES ACT OF 1933
                     ______________________

                       AlliedSignal Inc.
     (Exact name of registrant as specified in its charter)

                 Delaware                             22-2640650
        (State or other jurisdiction               (I.R.S.Employer
      of incorporation or organization)          Identification Number)

              P.O. Box 4000
           Morristown, New Jersey                      07962-2497
   (Address of Principal Executive Offices)            (Zip Code)

                 _______________________________________
                    AlliedSignal Thrift Plan
                    (Full title of the plan)

                 _______________________________________
                    PETER M. KREINDLER, ESQ.
      Senior Vice President, General Counsel and Secretary
                       AlliedSignal Inc.
                       101 Columbia Road
             Morris Township, New Jersey 07962-2497
            (Name and address of agent for service)
                        (973) 455-2000
  (Telephone number, including area code of agent for service)

                ____________________________________

                CALCULATION OF REGISTRATION FEE

                                  Proposed     Proposed
  Title of                        maximum      maximum
 securities                       offering     aggregate    Amount of
  to be           Amount to be    price per    offering     registration
 registered (1)     registered    share (2)   price (2)      fee (2)
===========================================================================
Common Stock,
par value $1.00
per share(3)    925,000 shares    $41.90625  $38,763,282    $11,435.17


(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Act"), this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the the AlliedSignal Ireland Employees Share Ownership Program.

(2) Estimated in accordance with Rule 457(h) of the Act, solely for the purpose of calculating the registration fee based on an assumed price of $41.90625 per share, the average of the high and low sales prices of the Common Stock of AlliedSignal Inc. on the New York Stock Exchange Composite Tape on June 18, 1998.

(3) The shares of common stock being registered consist of shares to be acquired by the Trustee pursuant to the plan for the account of participants.

                      REGISTRATION OF ADDITIONAL SECURITIES

          INCORPORATION OF EARLIER REGISTRATION STATEMENT BY REFERENCE


   AlliedSignal Inc. (the "Company") and the AlliedSignal Thrift Plan (the "Plan") hereby incorporate by reference into this Registration Statement the contents of the Form S-8 Registration Statement filed on behalf of the Company and the Plan on June 15, 1995 (File No. 33-60261).

   The Company's consolidated financial statements, incorporated herein by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and the Plan's financial statements, incorporated herein by reference to the Plan's Annual Report on Form 11-K for the year ended December 31, 1997, have been so incorporated in reliance on the reports of Price Waterhouse LLP ("Price Waterhouse"), independent accountants, given on the authority of said firm as experts in auditing and accounting.

   With respect to the unaudited consolidated financial information of the Company for the three month period ended March 31, 1998 incorporated herein by reference, Price Waterhouse reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate report dated April 22, 1998, incorporated by reference herein, states that they did not audit and they do not express an opinion on that unaudited consolidated financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Price Waterhouse is not subject to the liability provisions of Section 11 of the Act for their report on the unaudited consolidated financial information because that report is not a "report" or a "part" of the registration statement prepared or certified by Price Waterhouse within the meaning of Sections 7 and 11 of the Act.

Item 8. Exhibits

    Exhibit
      No.                             Description
    _____                            _____________

     4.1         The Company's Restated Certificate of
                 Incorporation (incorporated by reference to Exhibit 3(i) to the Company's Form 10-Q for the quarter ended March 31, 1997).

     4.2         The Company's By-laws, as amended
                 (incorporated by reference to Exhibit 3(ii) to the Company's Form 10-Q for the quarter ended March 31,
                 1996).

     15 Independent Accountants' Acknowledgment Letter as to the incorporation of their report relating to unaudited interim financial information
                 (filed herewith).

     23          Consent of Price Waterhouse LLP (filed herewith).

     24          Powers of Attorney (filed herewith).

                           SIGNATURES

    The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Morris, State of New Jersey, on the 19th day of June, 1998.

                                           AlliedSignal Inc.



                                           By: /s/ Richard F. Wallman
                                              _________________________
                                               Richard F. Wallman
                                                Senior Vice President and
                                                 Chief Financial Officer

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

            Name                         Title                    Date
            ____                         _____                    ____

              *
_________________________         Director, Chairman of the
   (Lawrence A. Bossidy)          Board and Chief Executive
                                  Officer


              *                   Director
__________________________
      (Hans W. Becherer)


              *                   Director
___________________________
        (Ann M. Fudge)


              *                   Director
___________________________
       (Paul X. Kelley)


              *                   Director
____________________________
      (Robert P. Luciano)


              *                   Director
____________________________
      (Robert B. Palmer)

              *                   Director
____________________________
      (Russell E. Palmer)


              *                   Director
_____________________________
      (Frederic M. Poses)


              *                   Director
_____________________________
     (Ivan G. Seidenberg)



              *                   Director
_____________________________
       (Andrew C. Sigler)


              *                   Director
_____________________________
       (John R. Stafford)


             *                    Director
_____________________________
     (Thomas P. Stafford)


              *                   Director
_____________________________
     (Robert C. Winters)



              *                   Director
_____________________________
      (Henry T. Yang)


/s/ Richard F. Wallman
_____________________________     Senior Vice President and     June 19, 1998
   (Richard F. Wallman)           Chief Financial Officer
                                  (Principal Financial Officer
                                  and Principal Accounting Officer)

     /s/ Peter M. Kreindler
*By:  _______________________
      (Peter M. Kreindler,                                      June 19, 1998
       Attorney-in-Fact)

    The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan administrator has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Morris, State of New Jersey, on the 19th day of June, 1998.

                         AlliedSignal Thrift Plan


                              By: /s/ R. Peter Mercer
                                  ____________________________
                                  R. Peter Mercer
                                  Vice President, Human Resources Operations

                            EXHIBIT INDEX
Exhibit
 No.                         Description                      Page
________                    _______________                  _____

4.1           The Company's Restated Certificate of
              Incorporation  (incorporated by reference to
              Exhibit 3(i) to the Company's Form 10-Q for the quarter ended March 31, 1997).

4.2 The Company's By-laws, as amended (incorporated by reference to Exhibit 3(ii) to the Company's
              Form 10-Q for the quarter ended March 31, 1996).

15 Independent Accountants' Acknowledgment Letter as to the incorporation of their report relating to unaudited interim financial information (filed herewith).

23            Consent of Price Waterhouse LLP (filed herewith).

24            Powers of Attorney (filed herewith).

<EXHIBIT>

Exhibit 15


June 23, 1998

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Ladies and Gentlemen:

We are aware that AlliedSignal Inc. has incorporated by reference our report dated April 22, 1998 (issued pursuant to the provisions of Statement on Auditing
Standards No. 71) in its Registration Statement on Form
S-8 for the AlliedSignal Thrift Plan to be filed on or about June 23, 1998. We are also aware of our responsibilities under the Securities Act of 1933.


Yours very truly,

/s/ Price Waterhouse LLP



<EXHIBIT/>

<EXHIBIT>
                                                       Exhibit 23

               Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 1998, which appears on page 40 of the 1997 Annual Report to Shareowners of AlliedSignal Inc. (the "Company"), which is incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the incorporation by reference in this Registration Statement of our report dated June 12, 1998, which appears on page F-2 of the AlliedSignal Thrift Plan's Annual Report on Form 11-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Incorporation Of Earlier Registration Statement By Reference" in this Registration Statement.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
Florham Park, New Jersey
June 23, 1998


<EXHIBIT/>

<EXHIBIT>
                                             Exhibit 24

                        POWER OF ATTORNEY


     I, Lawrence A. Bossidy, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Lawrence A. Bossidy
                                   --------------------------------
                                        Lawrence A. Bossidy



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Hans W. Becherer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Hans W. Becherer
                                   ----------------------------
                                        Hans W. Becherer



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Ann M. Fudge, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.


                                        /s/ Ann M. Fudge
                                   -------------------------
                                        Ann M. Fudge



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Paul X. Kelley, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of
AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Paul X. Kelley
                                   ---------------------------
                                        Paul X. Kelley



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Robert P. Luciano, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Robert P. Luciano
                                   -----------------------------
                                        Robert P. Luciano



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Robert B. Palmer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of
AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Robert B. Palmer
                                   -----------------------------
                                        Robert B. Palmer



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Russell E. Palmer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Russell E. Palmer
                                   -----------------------------
                                        Russell E. Palmer



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Frederic M. Poses, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Frederic M. Poses
                                   --------------------------------
                                        Frederic M. Poses



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Ivan G. Seidenberg, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of
AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Ivan G. Seidenberg
                                   ------------------------------
                                        Ivan G. Seidenberg



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Andrew C. Sigler, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Andrew C. Sigler
                                   -----------------------------
                                        Andrew C. Sigler



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, John R. Stafford, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ John R. Stafford
                                   ------------------------------
                                        John R. Stafford



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Thomas P. Stafford, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Thomas P. Stafford
                                   -------------------------------
                                        Thomas P. Stafford



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Robert C. Winters, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of
AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Robert C. Winters
                                   ------------------------------
                                        Robert C. Winters



Dated:  April 27, 1998

                        POWER OF ATTORNEY


     I, Henry T. Yang, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the ASEC Manufacturing Savings Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of AlliedSignal Inc., the Stock Plan for Non-Employee Directors of AlliedSignal Inc., the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates, the 1985 Stock Plan for Employees of AlliedSignal Inc. and its Subsidiaries, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of AlliedSignal Inc. and any plan which is a successor to such plan, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.



                                        /s/ Henry T. Yang
                                   --------------------------
                                        Henry T. Yang



Dated:  April 27, 1998

                        AlliedSignal Inc.
                        101 Columbia Road
                  Morristown, New Jersey  07962

                                   June 23, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

               Re:  AlliedSignal Inc.
                    Registration Statement on Form S-8
                    -----------------------------------

Ladies and Gentlemen:

     On behalf of AlliedSignal Inc. (the "Company"), transmitted herewith via EDGAR pursuant to the Securities Act of 1933 is a registration statement on Form S-8 with respect to 925,000 shares of the Company's Common Stock which may be offered under the AlliedSignal Thrift Plan.

          The filing fee of $11,435.17 has been wired to the Commission's account at Mellon Bank.

     If you have any questions or comments regarding the Registration Statement, please call me at 973-455-2945.

                                   Very truly yours,

                                   /s/ J. Edward Smith
                                   ____________________
                                    J. Edward Smith
                                   Senior Counsel
                                   Corporate and Finance